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                                                                   Exhibit 10.16

                             AMENDMENT NUMBER ONE TO
                           THE MASTER SUPPLY AGREEMENT
                                     BETWEEN
                               PF.NET SUPPLY CORP.
                                       AND
                            LUCENT TECHNOLOGIES INC.

This Amendment to the Master Supply, Service and System Agreement LNM990304DLMPTI (the "Agreement") is made as of the 29th day of March, 2000 ("Effective Date") by and between PF.Net Supply Corp., a Delaware corporation with offices located at 1625 B Street, Washougal Washington 98671 (hereinafter "Customer") and Lucent Technologies Inc., a Delaware corporation with office located at 600 Mountain Avenue, Murray Hill, New Jersey 07974 (hereinafter "Seller").

WHEREAS, Customer and Seller desire to enter into this Amendment to amend certain provisions of the Agreement.

NOW THEREFORE, In consideration of the promises hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties agree as follows:

1. Amendment to Section 3.6 PURCHASE MONEY SECURITY INTEREST

            The first sentence of Section 3.6 of the Supply Agreement is hereby amended so as to read, in its entirety, as follows:

            Seller reserves and Customer agrees that Seller shall have, on an invoice-by-invoice basis, a purchase money security interest in Products and Licensed Materials heretofore supplied or hereafter supplied to Customer by Seller under this Agreement that are invoiced for payment under any invoice delivered pursuant to Section 3.5 of this Agreement as security for the payments and charges under this Agreement (including, without limitation, shipping and installation charges) due to Seller as set forth in such invoice, until the invoiced price for such Products and Licensed Materials as set forth in such invoice is paid in full, on the following terms:

                  (a) The amount secured by such purchase money security interest in the Products and Licensed Materials covered by any particular invoice shall consist solely of the unpaid purchase price due Seller as set forth in such invoice.
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                  (b) Such purchase money security interest shall automatically be released and discharged as to the Products and Licensed Materials covered by any particular invoice when the purchase price set forth in such invoice is paid in full to Seller. Such release and discharge shall be effective upon such payment in full, without any requirement or need for any additional action or confirmation by Seller. If any financing statement is filed in favor of Seller in respect of any Products or Licensed Materials for which the invoiced purchase price has been paid in full, Seller will promptly upon request of Customer execute a form UCC partial release (in a form reasonably acceptable to Seller submitted by Customer) in respect of such financing statement limited to such Products and Licensed Materials. In addition, if and as reasonably requested by Customer from time to time (but not more often than quarterly), Seller will deliver a schedule setting forth in reasonable detail the invoices delivered under Section 3.5 that then remain unpaid and the amount that remains unpaid thereunder.

            (c) Seller shall not foreclose upon such purchase money security interest as to any Products or Licensed Materials unless Seller has given Customer at least 15 days' prior written notice stating that such amount is past due and that Seller intends to enforce such purchase money security interest.

2. Except as specifically modified, amended or supplemented herein, all terms and conditions of Agreement shall remain in full force and effect. The terms and conditions contained in this Amendment supersede all prior and contemporaneous oral and written understandings between the parties and shall constitute the entire agreement between the parties with respect to the subject matter herein. This Amendment shall not be modified or amended except by a writing by an authorized representative of both parities.
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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives on the date(s) indicated.

PF.NET SUPPLY CORP.                        LUCENT TECHNOLOGIES INC.


By:                                        By: /s/ Angela Bischoff
    --------------------------------           ---------------------------------

Typed Name:                                Typed Name: Angela Bischoff
            ------------------------                   -------------------------

Title:                                     Title: Area Vice President
       -----------------------------              ------------------------------

Date:                                      Date: 3/29/2000
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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives on the date(s) indicated.

PF.NET SUPPLY CORP.                        LUCENT TECHNOLOGIES INC.


By: /s/ Stephen Irwin                      By:
    --------------------------------           ---------------------------------

Typed Name: Stephen Irwin                  Typed Name:
            ------------------------                   -------------------------

Title:                                     Title:
       -----------------------------              ------------------------------

Date: March 29, 2000                       Date:
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